SHAREHOLDERS’ EQUITY - Schedule of Loss Per Share Calculated Using the Weighted Average Number of Ordinary Shares and Pre-Funded Warrants (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025	Dec. 31, 2025
Net Income (Loss) Available to Common Stockholders, Basic [Abstract]
Loss for the period (in Dollars)	$ 6,354	$ 6,398
Total number of Ordinary Shares	55,406,688	28,651,297	35,949,247
Weighted average number of Ordinary Shares	44,566,144	26,782,603
Basic loss per share (in Dollars per share)	$ (0.14)	$ (0.24)
Diluted loss per share (in Dollars per share)	$ (0.14)	$ (0.24)